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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Luther Medical Products, Inc.



We hereby consent to the incorporation by reference in Registration Statements No. 33-48850 and No. 33-15612 on Form S-8 of our report dated August 8, 1996 appearing in you Annual Report on Form 10-KSB of Luther Medical Products, Inc. for the years ended June 30, 1996 and 1995.



                                      CORBIN & WERTZ

Irvine, California
September 25, 1996